[LOGO] Scudder
                                                                Investments(SM)


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BOND/GLOBAL
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Scudder Emerging
Markets Income Fund






Annual Report
October 31, 2000



The fund's primary investment objective is to provide investors with high current income. As a secondary investment objective, the fund seeks long-term capital appreciation.

Contents
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                       4   Letter from the Fund's President

                       6   Performance Update

                       8   Portfolio Summary

                       9   Portfolio Management Discussion

                      17   Investment Portfolio

                      20   Financial Statements

                      23   Financial Highlights

                      25   Notes to Financial Statements

                      32   Report of Independent  Accountants

                      33   Tax Information

                      34   Shareholder Meeting Results

                      35   Officers and Directors

                      36   Investment Products and Services

                      38   Account Management Resources

Scudder Emerging Markets Income Fund
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Class AARP                        ticker symbol SEMKX         fund number 176
Class S                           ticker symbol SCEMX         fund number 076
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Date of         o For the twelve-month period ended October 31, 2000, the Class
Inception:        S shares of the fund provided a total return of 15.32%,
12/31/93          compared to a 14.99% return for the fund's unmanaged
                  benchmark, the J.P. Morgan Emerging Markets Bond Global
Total Net         Constrained Index.
Assets as of
10/31/00 --     o While financial markets appear to be anticipating a slowdown in the global economy, emerging market fundamentals continue
Class AARP:       be positive, highlighted by numerous credit upgrades from
$0.4 million      ratings agencies during the period.

Class S:        o Over the past 12 months, emerging market debt has been one of
$139 million      the best performing fixed-income markets.

                o The focus of the fund continues to be on credit quality --
                  investing in countries that have improving economic Inception:
                  12/31/93 fundamentals. Recently, the fund has attempted to take advantage of rising oil prices byincreasing its exposure to countries that are net exporters of energy.

Letter from the Fund's President
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   Dear Shareholders,


During the twelve-month period ending October 31, 2000, credit fundamentals continued to improve as economies gained strength around the world. Even Asia, which was in economic turmoil not too long ago, has recovered to the point that many of its debt securities now fairly reflect the momentum of these economies. At the same time, Mexico, South Africa, and Turkey, among others, have received credit upgrades from major bond-rating agencies. These improving fundamentals are reflected in the stronger performance of the emerging market debt asset class. However, volatility from developed country equity markets and concerns over a slowdown in global growth continue to create some risk for emerging market debt.

Over its most recent fiscal year ended October 31, 2000, the Class S shares of the fund returned 15.32% as it continued to emphasize higher credit quality issues, focusing on countries with improving economic fundamentals. The shift of fund assets from Asia to Latin America that began in the latter part of 1999 has proven beneficial, as countries in this region have shown signs of economic reform, strengthening currencies, and greater economic momentum. Specifically, economic fundamentals continue to improve in countries such as Brazil, which is benefiting from a renewed commitment to fight inflation. Brazil was subsequently

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rewarded with an upgrade in its credit rating from Moody's Investors Service.
Mexico, meanwhile, continues to enjoy the benefits of its links with the U.S. economy while maintaining a policy of prudent debt management and proactive monetary policy. For more information about Scudder Emerging Markets Income Fund's investment environment, strategy, and outlook, please read the interview that begins on page 9.

As always, please call a Scudder Information representative at 1-800-225-2470 if you have questions about your fund. Or visit Scudder's Web site at www.scudder.com. Page 21 provides more information on how to contact Scudder. Thank you for choosing Scudder Emerging Markets Income Fund to help meet your investing needs.

Sincerely,

/s/ Lin Coughlin

Linda C. Coughlin
President
Scudder Emerging Markets Income Fund

Performance Update
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                                                                October 31, 2000

--------------------------------------------------------------------------------
Growth of a $10,000 Investment
--------------------------------------------------------------------------------

A GRAPH IN THE FORM OF A LINE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

          Scudder Emerging Markets  J.P. Morgan Emerging Markets        J.P. Morgan Emerging Markets
          Income Fund-- Class S     Bond Global Constrained Index*      Bond Index Plus*
12/93**             10000                   10000                           10000
   94                9646                    8550                            8678
   95                9980                    9396                            9326
   96               13951                   13352                           13475
   97               15672                   14851                           14933
   98               11345                   13641                           13424
   99               13240                   16283                           16109
   00               15269                   18726                           19407


                         Yearly periods ended October 31

--------------------------------------------------------------------------------
Fund Index Comparison
--------------------------------------------------------------------------------

                                                                                   Total Return

                                Growth of                                                         Average
 Period ended 10/31/2000         $10,000                                  Cumulative              Annual
-----------------------------------------------------------------------------------------------------------
Scudder Emerging Markets Income Fund-- Class S
-----------------------------------------------------------------------------------------------------------
1 year                         $  11,532                                     15.32%               15.32%
5 year                         $  15,299                                     52.99%                8.88%
Life of Fund**                 $  15,269                                     52.69%                6.39%
-----------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Global Constrained Index*
-----------------------------------------------------------------------------------------------------------
1 year                         $  11,499                                     14.99%               14.99%
5 year                         $  19,930                                     99.30%               14.79%
Life of Fund**                 $  18,726                                     87.26%                9.60%
-----------------------------------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus*
-----------------------------------------------------------------------------------------------------------
1 year                         $  12,047                                     20.47%               20.47%
5 year                         $  20,810                                    108.10%               15.77%
Life of Fund**                 $  19,407                                     94.07%               10.18%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Returns and Per Share Information
--------------------------------------------------------------------------------

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE ILLUSTRATING THE FUND TOTAL RETURN (%) AND J.P. MORGAN EMERGING MARKETS BOND GLOBAL CONSTRAINED INDEX TOTAL RETURN (%)

                         Yearly periods ended October 31

                            1994**         1995         1996          1997         1998          1999         2000
---------------------------------------------------------------------------------------------------------------------
Fund Total
Return (%)                   -3.54         3.46         39.78        12.34        -27.60        16.70         15.32
---------------------------------------------------------------------------------------------------------------------
Index Total
Return (%)                  -14.50         9.89         42.10        11.23         -8.15        19.37         14.99
---------------------------------------------------------------------------------------------------------------------
Net
Asset Value ($)              11.05        10.26         12.98        12.22          7.04         7.46          7.89
---------------------------------------------------------------------------------------------------------------------
Dividends ($)                  .51         1.11          1.19         1.10          1.01          .70           .71
---------------------------------------------------------------------------------------------------------------------
Capital Gains                   --           --            --         1.18          1.50           --            --
Distributions ($)


* The unmanaged J.P. Morgan Emerging Markets Bond Global Constrained Index (EMBI Global Constrained) is a uniquely-weighted version of the EMBI Global Index which tracks total returns for U.S. dollar-denominated debt instruments issued by emerging markets sovereign and quasi- sovereign entities: Brady bonds, loans, Eurobonds and local market instruments. The EMBI Global Constrained Index limits the weights of those index countries with larger debt stocks by only including specific portions of those countries' eligible current face amounts of debt outstanding. The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) tracks total returns for traded external currency-denominated debt instruments in the emerging markets: Brady bonds, loans, Eurobonds and U.S. dollar-denominated local market instruments. During this reporting period, the Fund has adopted the EMBI Global Constrained for its primary securities market index over the EMBI+ as it is a more broadly diversified index that includes more countries and securities. Index returns assume reinvested dividends and, unlike Fund returns, do not reflect any fees or expenses.

**       The Fund commenced operations on December 31, 1993.

         On October 2, 2000, existing shares of the Fund were redesignated as Class S shares. In addition, the Fund commenced offering Class AARP shares. The total return information provided is for the Fund's Class S shares. Performance is historical and assumes reinvestment of all dividends and capital gains and is not indicative of future results. Total return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not maintained the Fund's expenses, the total return for the five-year and life-of-Fund periods would have been lower.

Portfolio Summary
--------------------------------------------------------------------------------
                                                                October 31, 2000

--------------------------------------------------------------------------------
Diversification
--------------------------------------------------------------------------------
                                                             The fund is largely
                                                          invested in the income
                                                             markets of emerging
                                                          countries, with a cash
                                                       position of less than 5%.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Debt Obligations            96%
    Cash Equivalents             4%
------------------------------------------
                               100%
------------------------------------------

--------------------------------------------------------------------------------
Geographical
--------------------------------------------------------------------------------
(Excludes 4% Cash Equivalents)                             Economic fundamentals
                                                          continue to improve in
                                                               countries such as
                                                                Brazil, which is
                                                               benefiting from a
                                                           renewed commitment to
                                                                fight inflation.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    Brazil                      22%
    Russia                      16%
    Mexico                      15%
    Argentina                   12%
    Bulgaria                     7%
    Venezuela                    5%
    Colombia                     5%
    Jamaica                      4%
    Turkey                       3%
    Other                       11%
------------------------------------------
                               100%
------------------------------------------


--------------------------------------------------------------------------------
Currency Exposure
--------------------------------------------------------------------------------
    United States              100%                             The fund invests
                                                                    primarily in
                                                              dollar-denominated
                                                               sovereign issues.

--------------------------------------------------------------------------------
Average Life
--------------------------------------------------------------------------------
(Excludes 4% Cash Equivalents)                          Fund assets are invested
                                                           in instruments with a
                                                            range of maturities.

A GRAPH IN THE FORM OF A PIE CHART APPEARS HERE, ILLUSTRATING THE EXACT DATA POINTS IN THE TABLE BELOW.

    0 < 3 years                  4%
    3 < 5 years                  7%
    5 < 10 years                31%
    10+ years                   58%
------------------------------------------
                               100%
------------------------------------------




For more complete details about the Fund's investment portfolio, see page 17. A quarterly Fund Summary and Portfolio Holdings are available upon request.

Portfolio Management Discussion
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                                                                October 31, 2000

In the following interview, lead portfolio manager Susan E. Dahl and portfolio managers M. Isabel Saltzman and Jack Janasiewicz discuss Scudder Emerging Markets Income Fund's strategy and the market environment for the twelve-month period ended October 31, 2000.

         Q: How did the fund perform over the twelve-month period ended October 31, 2000?

         A: The Class S shares of the fund returned 15.32% during the period, as we benefited from improving credit environments in several emerging market economies, a shift in fund assets from Asia to Latin America, and an increase in our exposure to countries that are net exporters of energy. The J.P. Morgan Emerging Markets Bond Global Constrained Index returned 14.99% during the same period. The fund's 30-day net annualized yield was 10.33% as of October 31.

         Q: Can you characterize the fund's performance and risk profile over the long term?

         A: There is no question that the fund is designed for investors who are able to tolerate significant short-term share price volatility, as well as a wide variance in total returns from year to year. While the fund has provided positive total returns in five out of seven fiscal years since it commenced operations on December 31, 1993, as you can see from the table on page 3, the fund has a history of volatility in share price and total return. In fact, annual total returns have varied from a high of a positive 40% for fiscal year 1996, to a low of negative 28% for 1998. This level of volatility should not be surprising in a fund that invests in emerging market securities, since these markets have not been as stable as those of many developed countries. While we cannot guarantee future performance, we believe our emphasis on countries with improving economic fundamentals should benefit the fund over the long term. Still, given the inherent additional risk in emerging markets, we believe investors should consider this fund as just one part of their allocation to domestic and international fixed-income funds.

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         Q: How would you characterize the tone of the overall market during the period?


         A: Despite the corrections in the Dow Jones Industrial Average and Nasdaq Composite Index this year, as well as pressures in the U.S. high-yield and high-grade corporate bond markets, emerging market debt has performed quite well. Economic fundamentals within the emerging market universe have remained strong, and yields, when compared to those in developed markets, have provided attractive investment opportunities. Several emerging market countries received key upgrades in their credit ratings from major firms such as Moody's Investors Service and Standard & Poor's (S&P), a reflection of an overall improvement in their economic situation. (Typically, when an issuer receives a higher credit rating, the perceived credit profile of the issuer has improved, causing the risk premium associated with the asset to decline. As a result, the bond's yield to maturity will fall, being offset by an increase in the price of the asset. This contributes positively to the fund's total return.) Among countries receiving upgrades were Mexico, which received an investment-grade rating from Moody's in March; Brazil, which received a one-notch upgrade from Moody's; and South Korea and Malaysia, both of which received a one-notch upgrade from S&P to BBB -- the lowest of the investment-grade ratings -- late last year.

         However, the external, or developed, markets continue to create the greatest risks to emerging markets. Volatility from developed equity markets as well as fears of slowing corporate profits in the United States are having the greatest negative influence on emerging market yield spreads, that is, increasing the difference in yields between emerging market debt and comparable maturity U.S. Treasury securities. While the rising price of oil is beneficial for most major emerging market economies, many of which are oil exporters, its effect on developed economies throughout the world has resulted in increased inflation concerns. Therefore, while external factors such as stock market volatility in developed countries have

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         increased interest rate spreads within our asset class, credit upgrades and improving economies have helped emerging market debt become one of the best-performing fixed-income asset classes during this period.

         Q: What have been some of the key events around the globe over the period?

         A: For emerging market countries, the end of 1999 provided signs of a strong economic recovery. Rising commodity prices (particularly oil), fading concerns regarding the Y2K effects, and improving economic fundamentals all provided a supportive environment for emerging market bonds. The global backdrop was also favorable as the U.S. Federal Reserve Board (the Fed) began injecting liquidity into the financial markets and cutting interest rates in an attempt to increase investor confidence as the Y2K rollover approached. As the Nasdaq soared to new highs, and emerging market debt became more attractive, investors' appetite for risk returned to global asset markets. The world as a whole began to exhibit signs of balanced growth, with Europe demonstrating sustainable growth with low inflation, Japan showing signs of a recovery, while the Fed was set to slow U.S. growth.

         After the new year, however, as the United States continued to exhibit strong growth, concerns over inflation began to impact the bond markets. Prices in U.S. credit markets began to weaken and the U.S. Treasury curve began to invert, with yields on shorter-term debt exceeding those of longer-term debt (partly due to government announcements of buybacks of outstanding longer-term Treasury securities). The increasing volatility of developed-country equity markets began to impact emerging market debt towards the beginning of the second quarter. Investors' aversion to risk returned to the credit markets, putting "spread products" (i.e., debt instruments with higher yields than comparable-maturity Treasuries) under pressure. By early summer, after the Fed increased short-term interest rates several times in an effort to

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         moderate U.S. economic activity and slow inflation expectations, global financial markets began anticipating lower price volatility, expecting that the Fed had achieved a "soft landing" and that further interest rate increases were no longer needed. Equity markets rallied against this backdrop and emerging market debt followed suit, posting strong returns over the subsequent months.

         However, as the summer months came to a close, rising oil prices and disappointing corporate earnings out of the U.S. put renewed pressure on financial markets. So, in a matter of months, the focus of investors had gone from concerns surrounding an overheating U.S. economy to a global economic slowdown. In addition, flare-ups in the Middle East as well as unsuccessful attempts at reversing the euro's slide added to the noise keeping financial markets on edge.

         Q: Please describe the fund's overall strategy and discuss how you have been implementing it.

         A: The focus of the fund continues to be on credit quality -- investing in those countries that have improving economic fundamentals. This strategy guided the fund as we shifted assets out of Asia and into Latin America, which had begun exhibiting signs of economic growth, fiscal reform, and strengthening currencies. In relation to Asia, we felt Latin American bonds were priced more attractively, whereas prices of Asian bonds fairly reflected the economic momentum they had regained since the Asian financial crisis. As a result, we did not feel Asian bonds offered as much upside potential as those from Latin America. We added to Brazil, a country continuing to make significant grounds on economic reform while at the same time demonstrating a renewed focus on growth as well as its commitment to fighting inflation. The fund's largest position during the first half of the period was in Mexico as we sought to take advantage of an expected ratings upgrade to investment grade. Mexico has demonstrated prudent debt management as well as a proactive monetary and fiscal policy, so we felt that an investment-grade rating was justified and that the fairly

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         wide interest-rate spreads did not properly reflect the positive fundamental environment. In the latter half of the period, the fund began to focus on the rising price of energy and its impact on emerging market countries. Specifically, we focused on net exporters of oil and began to increase our exposure to countries such as Russia, Mexico, Venezuela, Colombia, and, to a lesser extent, Ecuador. With over 80% of its total exports coming from oil, Venezuela remains the purest play on rising oil prices. While roughly 40% of Russia's exports are derived from oil and natural gas, Mexico enjoys the best of both worlds -- the benefits of rising oil prices as well as expectations of an S&P upgrade to investment grade before year's end. Colombia and Ecuador, both of which still have to make significant progress in terms of economic growth and fiscal reform, are two of our smaller plays on the oil theme.

         Q: What investments have you made outside of Latin America?

         A: In Eastern Europe, the fund increased its exposure to Russia as we became more comfortable with the political climate. More important, economic performance continues to improve, leading to rising financial reserves, while the benefits of the government's continued commitment towards structural and economic reform are beginning to show. The credit outlook in Russia continues to improve and we would expect to see an upgrade there in the near future. For much of the period, we held what we felt was a comfortable position in Turkey but recently reduced that exposure. Although the government had made significant progress in reducing inflation while achieving outstanding results on its privatization program, recently the privatization progress has lost some of its momentum and increasing refinancing requirements have become a concern. On the other hand, the fund has maintained its exposure to Bulgaria. While we would like to see further progress on the privatization front, Bulgaria is one of the few countries that does not need to tap the capital markets

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         this year for financing. Given the prudent economic policy that has been practiced there, Bulgaria could be a candidate for a credit rating upgrade in the next year.

         Q: The fund has investments in Argentina. What has been happening there?

         A: This October was a very eventful month for Argentina. There was a change in President de la Rua's cabinet that shifted the balance of power in favor of the opposition Radical party. Shortly thereafter, Vice President Alvarez resigned, raising concerns over the governability of the country. Then, when the opposition party failed to support the 2001 budget, the fragile coalition that President de la Rua had woven began to show cracks. On the economic side, there has been a lack of evidence that would indicate a sustainable growth path, highlighted by the continued disappointment in tax receipts. Investor confidence has begun to erode and bond prices have come under pressure as interest rates have risen. However, speculation is increasing that a possible financial assistance package from the International Monetary Fund and other multilateral organizations could be in the works, providing some short-term relief. In addition, the Argentine banking system remains healthy and the deposit base continues to grow. International reserves are estimated at roughly $25 billion -- close to an all-time high. Against this backdrop, the fund has held a conservative position in Argentina, owning short-duration, floating interest-rate instruments as well as assets collateralized by U.S. Treasury securities. Ultimately, investor confidence needs to be restored. But until then, the fund will maintain its conservative position in Argentina.

         Q: What markets are you avoiding and why?

         A: Asia is the one region that the fund has not been overly involved with during the period. Earlier in the year, this was more a reflection of the fact that we could find better values elsewhere, rather than concern over economic fundamentals. Since the Asian financial crisis, most of the

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         Asian economies have regained their economic momentum. The recovery has caused Asian bond interest-rate spreads to tighten in relation to Treasuries, pushing prices up to the point where we felt the bonds had become overvalued. Given the expected economic improvements elsewhere within the emerging markets universe, we felt that we could find more attractive investments outside of Asia. In addition, during the summer months, the return prospects for Asian investment-grade credits were capped as crossover buyers -- investors outside of the dedicated emerging markets universe who opportunistically purchase emerging market bonds -- were fed a steady diet of supply from the U.S. high-grade markets. Without the demand created from these buyers, the potential for significant price appreciation in Asia was limited. Also, with countries such as South Korea and the Philippines being net oil importers, concerns surrounding the effects of rising energy prices weighed on the region.

         Q: What is your outlook for emerging market debt over the coming months?

         A: While we expect emerging market fundamentals to continue to improve, the developed external markets will continue to impact emerging market debt. Volatility in developed countries has increased as world markets anticipate a slowdown in global growth, while concerns persist over a sustained increase in energy prices and its potential impact on inflation. However, opportunities do exist within emerging markets. The improving credit cycle is expected to continue, with additional credit upgrades in countries like Brazil, Russia, and Mexico. From a historical perspective, yields on emerging market bonds are very attractive. Taking all these factors into account, our focus remains on higher-credit-quality countries with improving fundamentals. While we expect price volatility in the near term, we continue to search for opportunities within the emerging market universe and remain poised to take advantage of the improving economic fundamentals within our markets.

         The opinions expressed are those of the portfolio management team as of October 31, 2000, and may not actually come to pass.

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         Scudder Emerging Markets Income Fund: A Team Approach to Investing

         Scudder Emerging Markets Income Fund is managed by a team of Scudder Kemper Investments, Inc. (the "Adviser") professionals, each of whom plays an important role in the fund's management process. Team members work together to develop investment strategies and select securities for the fund's portfolio. They are supported by the Adviser's large staff of economists, research analysts, traders, and other investment specialists who work in offices across the United States and abroad. The Adviser believes that a team approach benefits fund investors by bringing together many disciplines and leveraging the firm's extensive resources.

         Lead portfolio manager Susan E. Dahl assumed responsibility for the fund's investment strategy and day-to-day management in 1996. Ms. Dahl has nine years of investment experience in emerging markets and joined the fund team in 1994 and the Adviser in 1987.

         Portfolio manager M. Isabel Saltzman assists with the development and execution of investment strategy. Ms. Saltzman joined the Adviser in 1990 and has been involved in foreign finance and investing since 1979 and contributes special expertise in Latin America.

         Portfolio manager Jack Janasiewicz joined the Adviser in 1994 and the fund team in 2000. Mr. Janasiewicz has six years of investment industry experience.

Investment Portfolio                                     as of October 31, 2000
--------------------------------------------------------------------------------

                                                          Principal
                                                          Amount ($)     Value ($)
----------------------------------------------------------------------------------

----------------------------------------------------------------------------------
Short-Term Investments 4.3%
----------------------------------------------------------------------------------
 Student Loan Marketing Association, 6.45%*, 11/1/2000
    (Cost $5,990,000)..................................   5,990,000      5,990,000

----------------------------------------------------------------------------------
Bonds 95.7%
----------------------------------------------------------------------------------

 Argentina 11.7%
 Argentine Republic, 11.75%, 4/7/2009..................   2,050,000      1,793,750
 Argentine Republic, 11.375%, 1/30/2017................   2,760,000      2,318,400
 Argentine Republic, 12.125%, 2/25/2019................   1,200,000      1,023,000
 Argentine Republic, 12%, 2/1/2020.....................   2,670,000      2,306,209
 Argentine Republic, Collateralized Par Bond, Series
    L, Step-up Coupon, 6%, 3/31/2023...................   4,930,000      3,226,093
 Argentine Republic, Floating Rate Bond, LIBOR
    plus .8125% (7.625%), 3/31/2005....................   6,404,400      5,595,845
                                                                     -------------
                                                                        16,263,297
                                                                     -------------
 Brazil 21.2%
 Federative Republic of Brazil, 11.625%, 4/15/2004.....     450,000        454,500
 Federative Republic of Brazil, 14.5%, 10/15/2009......   1,220,000      1,302,350
 Federative Republic of Brazil, 12.75%, 1/15/2020......   4,665,000      4,326,788
 Federative Republic of Brazil, 10.125%, 5/15/2027.....   6,150,000      4,643,250
 Federative Republic of Brazil, 12.25%, 3/6/2030.......   2,850,000      2,465,250
 Federative Republic of Brazil, 11%, 8/17/2040.........   5,272,000      4,046,260
 Federative Republic of Brazil C Bond, 8%, 4/15/2014...   6,822,011      5,099,454
 Federative Republic of Brazil, Collateralized
    Discount Bond, Floating Rate Bond, LIBOR plus .8125%
    (7.625%), 4/15/2024................................   3,000,000      2,287,500
 Federative Republic of Brazil, Eligible Interest,
    Floating Rate Bond, LIBOR plus .8125% (7.625%),
    4/15/2006..........................................   5,024,800      4,578,849
 Federative Republic of Brazil, "New" Money Bond,
    Floating Rate Bond, LIBOR plus .875% (7.437%),
    4/15/2009..........................................     300,000        256,500
                                                                     -------------
                                                                        29,460,701
                                                                     -------------
 Bulgaria 6.2%
 Republic of Bulgaria, Collateralized Floating Rate
    Interest Reduction Bond, Series A, Step-up Coupon,
    3%, 7/28/2012......................................   2,890,000      2,059,125
 Republic of Bulgaria, Collateralized Discount Bond,
    Series A, LIBOR plus .8125% (7.75%), 7/28/2024.....   2,720,000      2,040,000
 Republic of Bulgaria, Interest Arrears Bond, LIBOR
    plus .8125% (7.75%), 7/28/2011.....................   6,090,000      4,537,050
                                                                     -------------
                                                                         8,636,175
                                                                     -------------

    The accompanying notes are an integral part of the financial statements.

                                       17

----------------------------------------------------------------------------------

                                                         Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

 Colombia 4.4%
 Republic of Colombia, 7.625%, 2/15/2007...............   2,845,000      2,133,750
 Republic of Colombia, 9.75%, 4/23/2009................   2,975,000      2,372,563
 Republic of Colombia, 11.75%, 2/25/2020...............   2,050,000      1,640,000
                                                                     -------------
                                                                         6,146,313
                                                                     -------------
 Ecuador 1.8%
 Republic of Ecuador, 12%, 11/15/2012..................   1,475,000        999,313
 Republic of Ecuador, Step-up Coupon, 4%, 8/15/2030....   4,000,000      1,510,000
                                                                     -------------
                                                                         2,509,313
                                                                     -------------
 Jamaica 3.4%
 Government of Jamaica, 10.875%, 6/10/2005.............   2,030,000      1,948,800
 Government of Jamaica, 12.75%, 9/1/2007...............   2,800,000      2,758,000
                                                                     -------------
                                                                       4,706,800
                                                                     -------------
 Mexico 14.5%
 Petroleos Mexicanos S.A., 9.5%, 9/15/2027.............   2,005,000      1,929,813
 United Mexican States, 10.375%, 2/17/2009.............   2,850,000      3,028,125
 United Mexican States, Collateralized Par Bond,
    (Detachable Oil Priced Indexed Value Recovery
    Rights), Series B, 6.25%, 12/31/2019...............   7,590,000      6,660,225
 United Mexican States, Floating Rate Discount Bond
    (Detachable Oil Priced Indexed Value Recovery
    Rights), Series B, LIBOR plus .8125% (7.603%),
    12/31/2019.........................................   1,100,000      1,115,125
 United Mexican States, Floating Rate Discount Bond
    (Detachable Oil Priced Indexed Value Recovery
    Rights), Series D, LIBOR plus .8125% (7.925%),
    12/31/2019.........................................     945,000        957,994
 United Mexican States, Global Bond, 11.375%,
    9/15/2016..........................................    5,640,000      6,387,30
                                                                     -------------
                                                                        20,078,582
                                                                     -------------
 Morocco 2.4%
 Kingdom of Morocco, Restructuring and Consolidation
    Agreement, Tranche A, Floating Rate Bond, LIBOR
    plus .8125% (7.75%), 1/1/2009......................   3,747,758      3,269,919
                                                                     -------------
 Panama 3.1%
 Republic of Panama, 10.75%, 5/15/2020.................   1,525,000      1,494,500
 Republic of Panama, Interest Reduction Bond, Step-up
    Coupon, 4.5%, 7/17/2014............................   3,505,000      2,768,950
                                                                     -------------
                                                                         4,263,450
                                                                     -------------


    The accompanying notes are an integral part of the financial statements.


                                       18

                                                          Principal
                                                         Amount ($)     Value ($)
----------------------------------------------------------------------------------

 Philippines 2.6%
 Republic of the Philippines, 10.625%, 3/16/2025.......   4,850,000      3,673,875
                                                                     -------------
 Russia 15.3%
 Russian Federation, 9.25%, 11/27/2001.................   2,350,000      2,294,188
 Russian Federation, 11.75%, 6/10/2003.................   2,760,000      2,635,800
 Russian Federation, 8.75%, 7/24/2005..................   1,800,000      1,415,250
 Russian Federation, 10%, 6/26/2007....................   9,214,000      6,898,983
 Russian Federation, 8.25%, 3/31/2010..................   2,914,360      1,868,833
 Russian Federation, Step-up Coupon, 2.5%, 3/31/2030...  16,050,000      6,048,844
                                                                     -------------
                                                                        21,161,898
                                                                     -------------
 South Africa 1.7%
 Republic of South Africa, 9.125%, 5/19/2009...........   1,820,000      1,772,225
 Republic of South Africa, 8.5%, 6/23/2017.............     650,000        568,750
                                                                     -------------
                                                                       2,340,975
                                                                     -------------
 Turkey 2.6%
 Republic of Turkey, 12.375%, 6/15/2009................   3,215,000      3,215,000
 Republic of Turkey, 11.875%, 1/15/2030................     350,000        341,250
                                                                     -------------
                                                                         3,556,250
                                                                     -------------
 Venezuela 4.8%
 Republic of Venezuela, Collateralized Floating Rate
    Interest Reduction Bond, Series A, LIBOR plus .875%
    (7.625%), 3/31/2007................................   2,630,924      2,170,512
 Republic of Venezuela, Collateralized Floating Rate
    Interest Reduction Bond, Series B, LIBOR plus .875%
    (7.437%), 3/31/2007................................   1,083,333        893,750
 Republic of Venezuela, Debt Conversion Bond, Floating
    Rate Bond, Series DL, LIBOR plus .875% (7.875%),
    12/18/2007.........................................   4,285,724      3,578,580
                                                                     -------------
                                                                         6,642,842
                                                                     -------------
----------------------------------------------------------------------------------
Total Bonds (Cost $135,678,172)                                        132,710,390
----------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $141,668,172) (a)           138,700,390
----------------------------------------------------------------------------------



*  Annualized yield at time of purchase; not a coupon rate.

(a)The cost for federal income tax purposes was $143,202,778. At October 31, 2000, net unrealized depreciation for all securities based on tax cost was $4,502,388. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $1,105,113 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $5,607,501.




    The accompanying notes are an integral part of the financial statements.

Financial Statements
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statement of Assets and Liabilities as of October 31, 2000
--------------------------------------------------------------------------------

Assets
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Investments in securities, at value (cost $141,668,172).........................   $  138,700,390
Cash............................................................................            1,668
Receivable for investments sold.................................................        3,614,579
Interest receivable.............................................................        3,023,664
Receivable for Fund shares sold.................................................           47,973
Due from Adviser................................................................           29,780
                                                                                   ----------------
Total assets....................................................................      145,418,054

Liabilities
---------------------------------------------------------------------------------------------------
Payable for investments purchased...............................................        5,235,063
Payable for Fund shares redeemed................................................          349,891
Accrued management fee..........................................................          117,552
Accrued Directors' fees and expenses............................................           74,400
Other accrued expenses and payables.............................................          229,929
                                                                                   ----------------
Total liabilities...............................................................        6,006,835
----------------------------------------------------------------------------------------------------
Net assets, at value                                                               $  139,411,219
----------------------------------------------------------------------------------------------------

Net Assets
---------------------------------------------------------------------------------------------------
Net assets consist of:
Undistributed net investment income.............................................        2,874,016
Net unrealized appreciation (depreciation) on investments.......................       (2,967,782)
Accumulated net realized gain (loss)............................................     (101,643,264)
Paid-in capital.................................................................      241,148,249
----------------------------------------------------------------------------------------------------
Net assets, at value                                                               $  139,411,219
----------------------------------------------------------------------------------------------------

Net Asset Value
---------------------------------------------------------------------------------------------------
Class AARP
Net Asset Value, offering and redemption price per share ($417,125 / 52,887
   shares of capital stock outstanding, $.01 par value, 100,000,000 shares         -----------------
   authorized)..................................................................   $         7.89
                                                                                   -----------------
Class S
Net Asset Value, offering and redemption price per share ($138,994,094 /
   17,625,640 shares of capital stock outstanding, $.01 par value, 100,000,000     -----------------
   shares authorized)...........................................................   $         7.89
                                                                                   -----------------



    The accompanying notes are an integral part of the financial statements.

                                       20

---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------
Statement of Operations for the year ended October 31, 2000
---------------------------------------------------------------------------------------------------

Investment Income
---------------------------------------------------------------------------------------------------
Income:
Interest........................................................................   $   20,761,741
                                                                                   ----------------
Expenses:
Management fee..................................................................        1,703,882
Services to shareholders........................................................          523,816
Custodian and accounting fees...................................................          296,870
Administrative fee..............................................................           76,091
Auditing........................................................................           85,115
Legal...........................................................................           20,520
Directors' fees and expenses....................................................          105,332
Reports to shareholders.........................................................           60,897
Registration fees...............................................................           19,379
Reorganization..................................................................           30,445
Other...........................................................................           10,952
                                                                                   ----------------
Total expenses, before expense reductions.......................................        2,933,299
Expense reductions..............................................................         (29,780)
                                                                                   ----------------
Total expenses, after expense reductions........................................        2,903,519
----------------------------------------------------------------------------------------------------
Net investment income                                                                  17,858,222
----------------------------------------------------------------------------------------------------

Realized and unrealized gain (loss) on investment transactions
---------------------------------------------------------------------------------------------------
Net realized gain (loss) from investments.......................................       16,596,969
Net unrealized appreciation (depreciation) during the period on investments.....      (8,743,825)
----------------------------------------------------------------------------------------------------
Net gain (loss) on investment transactions                                              7,853,144
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                    $   25,711,366
----------------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                                      Years Ended October 31,
Increase (Decrease) in Net Assets                                                      2000             1999
------------------------------------------------------------------------------------------------------------------
Operations:
Net investment income...........................................................  $   17,858,222  $   17,385,886
Net realized gain (loss) on investment transactions.............................      16,596,969    (42,475,899)
Net unrealized appreciation (depreciation) on investment transactions during
  the period....................................................................      (8,743,825)     54,251,644
                                                                                  --------------- ----------------
Net increase (decrease) in net assets resulting from operations.................      25,711,366      29,161,631
                                                                                  --------------- ----------------
Distributions to shareholders from:
Net investment income:
  Class AARP....................................................................              --              --
                                                                                  --------------- ----------------
  Class S.......................................................................     (14,984,236)    (17,161,638)
                                                                                  --------------- ----------------
Tax return of capital-- Class S.................................................              --      (1,702,384)
                                                                                  --------------- ----------------
Fund share transactions:
Proceeds from shares sold.......................................................      73,657,558      99,257,682
Reinvestment of distributions...................................................      12,806,348      16,206,909
Cost of shares redeemed.........................................................    (149,823,362)   (147,457,888)
                                                                                  --------------- ----------------
Net increase (decrease) in net assets from Fund share transactions..............     (63,359,456)    (31,993,297)
                                                                                  --------------- ----------------
Increase (decrease) in net assets...............................................     (52,632,326)    (21,695,688)
Net assets at beginning of period...............................................     192,043,545     213,739,233
Net assets at end of period (including undistributed net investment income of     --------------- ----------------
   $2,874,016 at October 31, 2000...............................................  $  139,411,219  $  192,043,545
                                                                                  --------------- ----------------



    The accompanying notes are an integral part of the financial statements.

Financial Highlights
--------------------------------------------------------------------------------

The following table includes selected data for a share outstanding throughout the period and other performance information derived from the financial statements.

Class AARP


------------------------------------------------------------------------------------------------------------------
                                                                                                          2000(a)
------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                                                      $ 8.01
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
------------------------------------------------------------------------------------------------------------------
  Net investment income (b)                                                                                  .05
------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions                                        (.17)
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                                          (.12)
------------------------------------------------------------------------------------------------------------------
Less distributions from:
------------------------------------------------------------------------------------------------------------------
  Net investment income                                                                                     --
------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                                            $ 7.89
                                                                                                        ----------
------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                                           (1.50)**
------------------------------------------------------------------------------------------------------------------


Ratios to Average Net Assets and Supplemental Data
------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                                                       .42
------------------------------------------------------------------------------------------------------------------
Ratio of expenses (%)                                                                                       1.65*
------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (%)                                                                          7.45*
------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                                                  338
------------------------------------------------------------------------------------------------------------------


(a)For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

(b) Based on monthly average shares outstanding during the period.

*  Annualized

** Not annualized

--------------------------------------------------------------------------------


The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

Class S (a)

----------------------------------------------------------------------------------------------------------------------------
Years Ended October 31,                                                           2000     1999     1998    1997     1996
----------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 7.46   $ 7.04   $12.22  $12.98   $10.26
                                                                                --------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
----------------------------------------------------------------------------------------------------------------------------
  Net investment income (b)                                                        .83      .63     1.04    1.06     1.20
----------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investment transactions               .31      .49    (3.71)    .46     2.71
                                                                                --------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  Total from investment operations                                                1.14     1.12    (2.67)   1.52     3.91
----------------------------------------------------------------------------------------------------------------------------
Less distributions from:
----------------------------------------------------------------------------------------------------------------------------
  Net investment income                                                           (.71)    (.64)   (1.01)  (1.10)   (1.19)
----------------------------------------------------------------------------------------------------------------------------
  Net realized gains on investment transactions                                     --       --    (1.50)  (1.18)      --
----------------------------------------------------------------------------------------------------------------------------
  Tax return of capital                                                             --     (.06)      --      --       --
                                                                                --------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
  Total distributions                                                             (.71)    (.70)   (2.51)  (2.28)   (1.19)
----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 7.89   $ 7.46   $ 7.04  $12.22   $12.98
                                                                                --------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Total Return (%)                                                                 15.32    16.70   (27.60)  12.34    39.78(c)
----------------------------------------------------------------------------------------------------------------------------

Ratios to Average Net Assets and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ millions)                                             139      192      214     324      305
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                                   1.72(d)  1.75     1.56    1.49     1.45
----------------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                                    1.71(d)  1.75     1.56    1.49     1.44
----------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                                        10.50     8.82     9.97    8.03    10.05
----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                                        338      327      240     410      430
----------------------------------------------------------------------------------------------------------------------------

(a) On October 2, 2000, existing shares of the Fund were redesignated as Class
    S.

(b) Based on monthly average shares outstanding during the period.

(c) Total returns would have been lower had certain expenses not been reduced.

(d) The ratio of operating expenses excluding costs incurred in connection with the reorganization before and after expense reductions was 1.67% (see Notes to Financial Statements).

Notes to Financial Statements
--------------------------------------------------------------------------------

A. Significant Accounting Policies

Scudder Emerging Markets Income Fund (the "Fund") is a non-diversified series of the Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company and is organized as a Maryland Corporation.

On October 2, 2000, the Fund commenced offering multiple classes of shares. Existing shares of the Fund were redesignated as Class S and the Fund commenced offering Class AARP shares. The two classes of shares provide investors with different purchase options. Shares of Class AARP are especially designed for members of AARP. Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of both classes, except that each class bears certain expenses unique to that class such as reorganization expenses (see Note F). Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements. Effective October 2, 2000, there are no class-specific expenses.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Portfolio debt securities purchased with an original maturity greater than sixty days are valued by pricing agents approved by the officers of the Corporation, whose quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost.

All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.


Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities

--------------------------------------------------------------------------------

denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gains and losses on investment transactions.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the market value is equal to at least the principal amount of the repurchase price plus accrued interest.

When-Issued/Forward Delivery Securities. The Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

At October 31, 2000, the Fund had a net tax basis capital loss carryforward of approximately $100,109,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2006 ($45,861,000) or October 31, 2007 ($54,248,000), the respective expiration dates.

--------------------------------------------------------------------------------


Distribution of Income and Gains. Distributions of net investment income, if any, are made quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to foreign denominated investments and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

Investment Transactions and Investment Income. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

B. Purchases and Sales of Securities

For the year ended October 31, 2000, purchases and sales of investment securities (excluding short-term investments) aggregated $526,694,291 and $590,358,180, respectively.

C. Related Parties

As described in Note F, Scudder Kemper Investments, Inc. has initiated a restructuring program for most of its Scudder no-load open-end funds. As part of the reorganization, the Fund adopted a new Investment Management Agreement and entered into an Administrative Agreement. Both of these agreements were effective October 2, 2000. The terms of the newly adopted and the pre-existing agreements are set out below.

Management Agreement. Under the Management Agreement (the "Agreement") with Scudder Kemper Investments, Inc. ("Scudder Kemper" or the "Adviser"), the Adviser directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Adviser determines the securities, instruments and other contracts relating to

--------------------------------------------------------------------------------


investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The management fee payable under the Agreement was equal to an annual rate of 1.00% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted a new Investment Management Agreement (the "Management Agreement") with Scudder Kemper. The Management Agreement is identical to the pre-existing Agreement, except for the date of execution and termination and fee rate. The management fee payable under the Management Agreement is equal to an annual rate of 1.00% of the first $500,000,000 of the Fund's average daily net assets and 0.95% of such net assets in excess of $500,000,000, computed and accrued daily and payable monthly.

Accordingly, for the year ended October 31, 2000, the fee pursuant to the Agreement and the Management Agreement amounted to $1,703,882, which was equivalent to an annual effective rate of 1.00% of the Fund's average daily net assets.

Administrative Fee. Effective October 2, 2000, the Fund, as approved by the Fund's Board of Directors, adopted an Administrative Agreement (the "Administrative Agreement") with Scudder Kemper. Under the Administrative Agreement the Adviser provides or pays others to provide substantially all of the administrative services required by the Fund (other than those provided by Scudder Kemper under its Management Agreement with the Fund, as described above) in exchange for the payment by the Fund of an administrative services fee (the "Administrative Fee") of 0.65% of average daily net assets. As of the effective date of the Administrative Agreement, each service provider will continue to provide the services that it currently provides to the Fund (i.e., fund accounting, shareholder services, custody, audit and legal), under the current arrangements, except that Scudder Kemper will pay these entities for the provision of their services to the Fund and will pay most other Fund expenses, including insurance, registration, printing and postage fees. Certain expenses of the Fund will not be borne by Scudder Kemper under the Administrative Agreement, such as taxes, brokerage, interest and extraordinary expenses, and the fees and expenses of the Independent Directors (including the fees and expenses of their independent counsel). For the period October 2, 2000 through October 31, 2000, the Administrative Agreement expense charged to the Fund amounted to $76,091, all of which is unpaid at October 31, 2000.

--------------------------------------------------------------------------------


Service Fees. Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. Prior to October 2, 2000, the amount charged to the Fund by SSC aggregated $330,062, of which $27,801 is unpaid at October 31, 2000.

Scudder Trust Company ("STC"), a subsidiary of the Adviser, provides recordkeeping and other services in connection with certain retirement and employee benefit plans invested in the Fund. Prior to October 2, 2000, the amount charged to the Fund by STC aggregated $41,993, of which $10,292 is unpaid at October 31, 2000.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. Prior to October 2, 2000, the amount charged to the Fund by SFAC aggregated $134,325, of which $24,841 is unpaid at October 31, 2000.

The Fund is one of several Scudder Funds (the "Underlying Funds") in which the Scudder Pathway Series Portfolios (the "Portfolios") invest. In accordance with the Special Servicing Agreement entered into by the Adviser, the Portfolios, the Underlying Funds, SSC, SFAC, STC and Scudder Investor Services, Inc., expenses from the operation of the Portfolios are borne by the Underlying Funds based on each Underlying Fund's proportionate share of assets owned by the Portfolios. No Underlying Funds will be charged expenses that exceed the estimated savings to each respective Underlying Fund. These estimated savings result from the elimination of separate shareholder accounts which either currently are or have potential to be invested in the Underlying Funds. Prior to October 2, 2000, the Special Servicing Agreement expense charged to the Fund amounted to $31,983.

Effective October 2, 2000, the above fees will be paid by the Adviser in accordance with the Administrative Agreement.

Directors' Fees and Expenses. The Fund pays each Director not affiliated with the Adviser an annual retainer, plus specified amounts for attended board and committee meetings. For the year ended October 31, 2000, Directors' fees and expenses aggregated $45,772. In addition, a one-time fee of $59,560 was accrued by Class S prior to October 2, 2000 for payment to those Directors not affiliated with the Adviser who did not stand for re-election, under the reorganization discussed in Note F. Inasmuch as the Adviser will benefit from administrative efficiencies of a consolidated Board, the Adviser has agreed to bear $29,780 of such costs.

--------------------------------------------------------------------------------


Other Related Parties. Effective October 2, 2000, Scudder Kemper has agreed to pay a fee to AARP and/or its affiliates in return for advice relating to investments by AARP members in Class AARP shares of the Fund. This fee is calculated on a daily basis as a percentage of the combined net assets of the AARP classes of all funds managed by Scudder Kemper. The fee rates, which decrease as the aggregate net assets of the AARP classes become larger, are as follows: 0.07% for the first $6,000,000,000 of net assets, 0.06% for the next $10,000,000,000 of such net assets and 0.05% of such net assets thereafter. D. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States of America. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices more volatile than those of comparable securities in the United States of America.

E. Lines of Credit

The Fund and several Scudder Funds (the "Participants") share in a $1 billion revolving credit facility with Chase Manhattan Bank for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.


F. Reorganization


In early 2000, Scudder Kemper initiated a restructuring program for most of its Scudder no-load open-end funds in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the no-load open-end funds Scudder Kemper advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the creation of one Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative

--------------------------------------------------------------------------------


are being borne jointly by Scudder Kemper and certain of the affected funds. These costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund. In addition, after December 29, 2000, Class S shares of the Fund will generally not be available to new investors.

G. Share Transactions

The following table summarizes shares of capital stock and dollar activity in the Fund:

                                                 Year Ended                          Year Ended
                                              October 31, 2000                    October 31, 1999
                                       -------------------------------------------------------------------
                                        Shares        Dollars            Shares        Dollars
Shares sold
----------------------------------------------------------------------------------------------------------
Class AARP*.............                     53,026   $      419,599               --  $           --
Class S**...............                  9,126,001       73,237,959       13,712,051      99,257,682
                                                      $   73,657,558                   $   99,257,682

Shares issued to shareholders in reinvestment of distributions
----------------------------------------------------------------------------------------------------------
Class AARP*.............                         --   $           --               --  $           --
Class S**...............                  1,613,954       12,806,348        2,279,508      16,206,909
                                                      $   12,806,348                   $   16,206,909

Shares redeemed
----------------------------------------------------------------------------------------------------------
Class AARP*.............                       (139)   $      (1,159)              --  $           --
Class S**...............                (18,844,786)    (149,822,203)     (20,622,991)   (147,457,888)
                                                      $ (149,823,362)                   $(147,457,888)

Net increase (decrease)
----------------------------------------------------------------------------------------------------------
Class AARP*.............                     52,887   $      418,440               --  $           --
Class S**...............                 (8,104,831)     (63,777,896)      (4,631,432)    (31,993,297)
                                                      $  (63,359,456)                   $ (31,993,297)

* For the period from October 2, 2000 (commencement of sales of Class AARP shares) to October 31, 2000.

** On October 2, 2000, existing shares of the Fund were redesignated as Class S shares.

Report of Independent Accountants
--------------------------------------------------------------------------------


         To the Board of Directors of Global/International Fund, Inc. and to the Shareholders of Scudder Emerging Markets Income Fund:

         In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Scudder Emerging Markets Income Fund (the "Fund") at October 31, 2000, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


         Boston, Massachusetts                        PricewaterhouseCoopers LLP
         December 18, 2000

Tax Information                                                      (Unaudited)
--------------------------------------------------------------------------------



         Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-SCUDDER.

Shareholder Meeting Results                                          (Unaudited)
--------------------------------------------------------------------------------


A Special Meeting of Shareholders (the "Meeting") of Scudder Emerging Markets Income Fund (the "fund"), a series of Global/International Fund, Inc., was held on July 13, 2000, at the office of Scudder Kemper Investments, Inc., Two International Place, Boston, Massachusetts 02110. At the Meeting the following matters were voted upon by the shareholders (the resulting votes for each matter are presented below).

1. To elect Directors of the Global/International Fund, Inc.

                                              Number of Votes:
   Director                                For               Withheld
--------------------------------------------------------------------------------
   Henry P. Becton, Jr.                  13,558,909           407,314
   Linda C. Coughlin                     13,551,311           414,912
   Dawn-Marie Driscoll                   13,558,838           407,386
   Edgar R. Fiedler                      13,565,456           400,767
   Keith R. Fox                          13,564,893           401,331
   Joan E. Spero                         13,556,326           409,898
   Jean Gleason Stromberg                13,557,113           409,111
   Jean C. Tempel                        13,554,119           412,104
   Steven Zaleznick                      13,539,750           426,473
--------------------------------------------------------------------------------

2. To ratify the selection of PricewaterhouseCoopers LLP as the independent accountants for the fund for the fiscal year ending October 31, 2000.


                             Number of Votes:

         For          Against                 Abstain              Broker
                                                                 Non-Votes*
--------------------------------------------------------------------------------
     13,647,029       142,417                 176,777                0
--------------------------------------------------------------------------------

* Broker non-votes are proxies received by the fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Officers and Directors
--------------------------------------------------------------------------------

 Linda C. Coughlin*
   o  President and Director

 Henry P. Becton, Jr.
   o  Director; President, WGBH
      Educational Foundation

 Dawn-Marie Driscoll
   o  Director; President, Driscoll
      Associates; Executive Fellow,
      Center for Business Ethics, Bentley
      College

 Edgar R. Fiedler
   o  Director; Senior Fellow and
      Economic Counsellor, The
      Conference Board, Inc.

 Keith R. Fox
   o  Director; General Partner,
      The Exeter Group of Funds

 Joan E. Spero
   o  Director; President, The Doris
      Duke Charitable Foundation

 Jean Gleason Stromberg
   o  Director; Consultant

 Jean C. Tempel
   o  Director; Managing Director,
      First Light Capital, LLC

 Steven Zaleznick
   o Director; President and
     Chief Executive Officer,
     AARP Services, Inc.

 Thomas V. Bruns*
   o  Vice President

 Susah E. Dahl*
   o  Vice President

 William F. Glavin*
   o  Vice President

 William E. Holzer*
   o  Vice President

 James E. Masur*
   o  Vice President

 Gerald J. Moran*
   o  Vice President

 M. Isabel Saltzman*
   o  Vice President

 Howard S. Schneider*
   o  Vice President

 John Millette*
   o  Vice President and Secretary

 Kathryn L. Quirk*
   o  Vice President and
      Assistant Secretary

 John R. Hebble*
   o  Treasurer

 Brenda Lyons*
   o  Assistant Treasurer

 Caroline Pearson*
   o  Assistant Secretary

 *Scudder Kemper Investments, Inc.

Investment Products and Services
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Scudder Funds
--------------------------------------------------------------------------------

Money Market                                U.S. Growth
  Scudder U.S. Treasury Money Fund          Value
  Scudder Cash Investment Trust               Scudder Large Company Value Fund
  Scudder Money Market Series --              Scudder Value Fund
   Prime Reserve Shares                       Scudder Small Company Value Fund
   Premium Shares
   Managed Shares                           Growth
  Scudder Tax Free Money Fund                 Scudder Classic Growth Fund
                                              Scudder Capital Growth Fund
Tax Free                                      Scudder Large Company Growth Fund
  Scudder Medium Term Tax Free Fund           Scudder Select 1000 Growth Fund
  Scudder Managed Municipal Bonds             Scudder Development Fund
  Scudder High Yield Tax Free Fund            Scudder Small Company Stock Fund
  Scudder California Tax Free Fund            Scudder 21st Century Growth Fund
  Scudder Massachusetts Tax Free Fund
  Scudder New York Tax Free Fund            Global Equity
                                            Worldwide
U.S. Income                                   Scudder Global Fund
  Scudder Short Term Bond Fund                Scudder International Fund
  Scudder GNMA Fund                           Scudder Global Discovery Fund
  Scudder Income Fund                         Scudder Emerging Markets Growth Fund
  Scudder Corporate Bond Fund                 Scudder Gold Fund
  Scudder High Yield Bond Fund
                                            Regional
Global Income                                 Scudder Greater Europe Growth Fund
  Scudder Global Bond Fund                    Scudder Pacific Opportunities Fund
  Scudder Emerging Markets Income Fund        Scudder Latin America Fund
                                              The Japan Fund, Inc.
Asset Allocation
  Scudder Pathway Conservative Portfolio    Industry Sector Funds
  Scudder Pathway Balanced Portfolio          Scudder Health Care Fund
  Scudder Pathway Growth Portfolio            Scudder Technology Fund

U.S. Growth and Income
  Scudder Balanced Fund
  Scudder Dividend & Growth Fund
  Scudder Growth and Income Fund
  Scudder Select 500 Fund
  Scudder S&P 500 Index Fund




                                       36


--------------------------------------------------------------------------------
Retirement Programs and Education Accounts
--------------------------------------------------------------------------------

 Retirement Programs                        Education Accounts
   Traditional IRA                            Education IRA
   Roth IRA                                   UGMA/UTMA
   SEP-IRA                                    IRA for Minors
   Inherited IRA
   Keogh Plan
   401(k), 403(b) Plans
   Variable Annuities

--------------------------------------------------------------------------------
Closed-End Funds
--------------------------------------------------------------------------------

   The Argentina Fund, Inc.                 Montgomery Street Income Securities, Inc.
   The Brazil Fund, Inc.                    Scudder Global High Income Fund, Inc.
   The Korea Fund, Inc.                     Scudder New Asia Fund, Inc.


Scudder funds are offered by prospectus only. For more complete information on any fund or variable annuity registered in your state, including information about a fund's objectives, strategies, risks, advisory fees, distribution charges, and other expenses, please order a free prospectus. Read the prospectus before investing in any fund to ensure the fund is appropriate for your goals and risk tolerance. There is no assurance that the objective of any fund will be achieved, and fund returns and net asset values fluctuate. Shares are redeemable at current net asset value, which may be more or less than their original cost.

A money market mutual fund investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although a money market mutual fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in such a fund.

The services and products described should not be considered a solicitation to buy or an offer to sell a security to any person in any jurisdiction where such offer, solicitation, purchase, or sale would be unlawful under the securities laws of such jurisdiction.

Scudder Investor Services, Inc.

Account Management Resources
--------------------------------------------------------------------------------

For shareholders of Scudder funds including those in the AARP Investment Program

           Convenient      Automatic Investment Plan
      ways to invest,
          quickly and      A convenient investment program in which money is
             reliably      electronically debited from your bank account monthly
                           to regularly purchase fund shares and "dollar cost average" -- buy more shares when the fund's price is lower and fewer when it's higher, which can reduce your average purchase price over time.*

                           Automatic Dividend Transfer

                           The most timely, reliable, and convenient way to purchase shares -- use distributions from one Scudder fund to purchase shares in another, automatically (accounts with identical registrations or the same social security or tax identification number).

                           QuickBuy

                           Lets you purchase Scudder fund shares electronically, avoiding potential mailing delays; money for each of your transactions is electronically debited from a previously designated bank account.

                           Payroll Deduction and Direct Deposit

                           Have all or part of your paycheck -- even government checks -- invested in up to four Scudder funds at one time.

                           * Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets. Investors should consider their ability to continue such a plan through periods of low price levels.

          Around-the-      Automated Information Lines
     clock electronic
              account      Scudder Class S Shareholders:
          service and      Call SAIL(TM) -- 1-800-343-2890
         information,
       including some      AARP Investment Program Shareholders:
         transactions      Call Easy-Access Line -- 1-800-631-4636

                           Personalized account information, the ability to exchange or redeem shares, and information on other Scudder funds and services via touchtone telephone.

                           Web Site

                           Scudder Class S Shareholders --
                           www.scudder.com

                           AARP Investment Program Shareholders --
                           aarp.scudder.com

                           Personal Investment Organizer: Offering account information and transactions, interactive worksheets, prospectuses and applications for all Scudder funds, plus your current asset allocation, whenever you need them. Scudder's site also provides news about Scudder funds, retirement planning information, and more.

--------------------------------------------------------------------------------

            Those who      Automatic Withdrawal Plan
            depend on
           investment      You designate the bank account, determine the
         proceeds for      schedule (as frequently as once a month) and amount
      living expenses      of the redemptions, and Scudder does the rest.
      can enjoy these
          convenient,      Distributions Direct
          timely, and
             reliable      Automatically deposits your fund distributions into
            automated      the bank account you designate within three business
           withdrawal      days after each distribution is paid.
             programs
                           QuickSell

                           Provides speedy access to your money by
                           electronically crediting your redemption proceeds to the bank account you previously designated.

             For more      Scudder Class S Shareholders:
          information
          about these      Call a Scudder representative at
             services      1-800-SCUDDER

                           AARP Investment Program Shareholders:

                           Call an AARP Investment Program representative at 1-800-253-2277

       Please address      For Scudder Class S Shareholders:
          all written
       correspondence      The Scudder Funds
                   to      PO Box 219669
                           Kansas City, MO
                           64121-9669

                           For AARP Investment Program Shareholders:

                           AARP Investment Program from Scudder
                           PO Box 219735
                           Kansas City, MO
                           64121-9735

About the Fund's Adviser

Scudder Kemper Investments, Inc. is one of the largest and most experienced investment management organizations worldwide, managing more than $290 billion in assets globally for mutual fund investors, retirement and pension plans, institutional and corporate clients, insurance companies, and private family and individual accounts.

Scudder Kemper Investments has a rich heritage of innovation, integrity, and client-focused service. In 1997, Scudder, Stevens & Clark, Inc., founded over 80 years ago as one of the nation's first investment counsel organizations, joined the Zurich Financial Services Group. As a result, Zurich's subsidiary, Zurich Kemper Investments, Inc., with 50 years of mutual fund and investment management experience, was combined with Scudder. Headquartered in New York, Scudder Kemper Investments offers a full range of investment counsel and asset management capabilities, based on a combination of proprietary research and disciplined, long-term investment strategies. With its global investment resources and perspective, the firm seeks opportunities in markets throughout the world to meet the needs of investors.

Scudder Kemper Investments, Inc., the global asset management firm, is a member of the Zurich Financial Services Group. The Zurich Financial Services Group is an internationally recognized leader in financial services, including property/casualty and life insurance, reinsurance, and asset management.

This information must be preceded or accompanied by a current prospectus. Portfolio changes should not be considered recommendations for action by individual investors.


AARP Investment
Program from Scudder
PO Box 219735
Kansas City, MO 64121-9735
1-800-253-2277
aarp.scudder.com


Scudder Funds
PO Box 219669
Kansas City, MO 64121-9669
1-800-SCUDDER
www.scudder.com

A member of the [LOGO] Zurich Financial Services Group